--------------------------------------------------------------------------------
                              MANAGED MUNICIPALS
                                PORTFOLIO INC.
--------------------------------------------------------------------------------

                              SEMI-ANNUAL REPORT

                               November 30, 1998


                                   [GRAPHIC]

                               Managed Municipals
                                 Portfolio Inc.

--------------------------------------------------------------------------------
                                November 30, 1998
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide the semi-annual report for the Managed Municipals Portfolio Inc. ("Fund") for the period ended November 30, 1998. Over the period covered by this report, the Fund distributed income dividends totaling $0.29 per share. The table below shows the annualized distribution rate and six-month total return based on the Fund's November 30, 1998 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

                    Price               Annualized           Six-Month
                  Per Share          Distribution Rate(*)   Total Return
                  ---------          --------------------   ------------

                $12.44 (NAV)                4.73%              3.20%
                $11.75 (NYSE)               5.00%              9.61%

In comparison, general closed-end municipal bond funds posted an average total return on NAV of 3.89% for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper is a major fund-tracking organization.)

Municipal Bond Market Update

In general, the bond market has had quite a full plate to deal with for the past several months. The tremendous economic weakness in Asia combined with a hint of deflation, default on sovereign Russian debt, the debacle of a large hedge fund, and, finally, three very swift drops in short-term rates from the Federal Reserve Board ("Fed") gave bond managers more than enough events to ponder.



----------
(*) This distribution assumes a current monthly income dividend rate of $0.049 per share for twelve months.

                                    [GRAPHIC]

Municipal bonds generally were less volatile than U.S. Treasurys with record new issue volume coming into the marketplace. This heavy supply caused municipal bonds to lag U.S. Treasurys in the rally but has created unusual relative values in municipal bonds versus taxable bonds. As of November 30, 1998, the yields at which long-term municipal bonds were trading were, on average, 99% of the yields for comparable U.S. government bonds. In many years of experience in the financial markets, this is only the second time we have seen such high attractive relative values for municipal bonds. As today's yield spreads, municipal bonds make sense for investors in almost any tax bracket. And while interest rates are as low as they have been in 30 years, so too is inflation. In our view, these conditions should be with us for the foreseeable future, providing a benign backdrop for bonds.

Fund's Investment Strategy

During the reporting period, the municipal bond market put very little premium on interest rate and credit risk. Intermediate- and long-term municipal bonds yielded nearly the same, and the spreads between high-quality issuers and less economically stable ones were at all-time narrow levels. Our investment strategy during the period was quite simple: buy high-quality municipal bonds with maturities a bit shorter and stay there until the interest-rate environment changes. In times of economic uncertainty, if we are going to err with respect to our investment strategy, we think that it should be on the side of prudence and conservatism.

The Fund focused on hospital bonds (15.8%), general obligation bonds (12.8%) and utility bonds (12.5%) because we believe they offered good relative values. At the end of November, the Fund's weighted-average maturity was about 20 years. In addition, as of November 30, 1998, approximately 88% of the Fund's holdings were rated investment grade by either Standard & Poor's Ratings Group or Moody's Investors Service Inc., with roughly 55% of the Portfolio invested in AAA-rated bonds, the highest rating.

Municipal Bond Market Outlook

Over the next few months, we believe that interest rates should go down a bit more. Moreover, we expect a gradual rise in rates later on in 1999 from the level set early in the year. And, if interest rates do gradually rise, we believe our current investment strategy should result in less volatility

                                    [GRAPHIC]
in the municipal bond market while still offering our shareholders great relative values.

In closing, thank you for investing in the Managed Municipals Portfolio Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon         /s/ J.P. Deane

Heath B. McLendon             Joseph P. Deane
Chairman                      Vice President and
                               Investment Officer

December 17, 1998

                                    [GRAPHIC]

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan Agent (First Data) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears in the section of this report beginning on page 27. The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end Mutual Funds managed by Mutual Management Corp.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group Inc. at (800) 331-1710.
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                          November 30, 1998 (unaudited)
--------------------------------------------------------------------------------

   Face
  Amount     Rating(a)                 Security                          Value
================================================================================
 MUNICIPAL BONDS AND NOTES -- 100.0%
California -- 11.1%
$ 4,540,000  Baa3*  California Educational Facilities Authority
                      Revenue, (Pooled College & University
                      Projects), Series A, 5.625% due 7/1/23          $4,749,975
                    California Health Facilities Finance Authority
                      Revenue, Series A, FSA-Insured:
  2,000,000  AAA        Kaiser Permanente, 5.500% due 6/1/22           2,132,500
  4,000,000  AAA        Stanford Health Care, 5.000% due 11/15/18      4,005,000
  1,000,000  AAA    California State Public Works Board, Lease
                       Revenue, Department of Corrections,
                       California Prison, AMBAC-Insured,
                       5.250% due 1/1/21                               1,021,250
  2,755,000  AA     California Statewide Community Development
                      Authority, COP, (St. Joseph Health System),
                      5.250% due 7/1/21                                2,782,550
  1,000,000  AAA    Campbell, CA Unified School District, GO,
                      FGIC-Insured, 5.000% due 8/1/17                  1,015,000
  2,000,000  AAA    Los Angeles, CA Public Works, Financing
                      Authority Lease Revenue, (Multiple Capital
                      Projects), Series A, AMBAC-Insured,
                      5.125% due 6/1/17                                2,032,500
  3,300,000  A-     Los Angeles, CA Regional Airport Improvement
                      Corp., Los Angeles International Airport
                      Lease Revenue, 6.500% due 1/1/32 (b)             3,427,875
                    Los Angeles County, CA Metropolitan,
                      Transportation Authority, Sales
                      Tax Revenue, MBIA-Insured:
  7,700,000  AAA        5.250% due 7/1/17                              7,931,000
  3,000,000  AAA        5.250% due 7/1/18                              3,082,500
                    Metropolitan Water District, Southern
                      California Waterworks Revenue Refunding,
                      Series A:
  3,000,000  AA         5.000% due 7/1/16                              3,041,250
  1,500,000  AA         5.000% due 7/1/18                              1,509,375
  3,140,000  AAA    Rancho Mirage, CA Redevelopment Agency,
                     Tax Allocation Refunding, (1984 Project),
                     Series A, MBIA-Insured, 5.000% due 4/1/24         3,140,000

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount     Rating(a)           Security                              Value
================================================================================
California -- 11.1% (continued)
$ 4,250,000  AAA   Riverside County, CA COP, (1997 Lease
                     Refunding Project), MBIA-Insured,
                     5.125% due 11/1/17                               $4,335,000
  2,750,000  AAA   Sacramento County, CA COP, (Public
                       Facilities Project), MBIA-Insured,
                     5.375% due 2/1/19                                 2,853,124
--------------------------------------------------------------------------------
                                                                      47,058,899
--------------------------------------------------------------------------------
Colorado -- 14.4%
                   Arapahoe County, CO Capital Improvement,
                     Public Highway Authority:
  5,270,000  AAA       E-470 Public Highway Authority, Series A,
                         MBIA-Insured, 5.000% due 9/1/21               5,256,825
  3,000,000  AAA       Pre-Refunded-- Escrowed with U.S.
                         government securities to 8/31/05,
                         Call @ 103, 7.000% due 8/31/26 (c)(d)         3,607,500
                   Colorado Health Facilities Authority Revenue:
  3,555,000  AA      Catholic Health Initiatives, Series A,
                        5.000% due 12/1/18                             3,510,563
  3,000,000  A        Series B, 5.350% due 8/1/15                      3,078,750
  2,500,000  AAA      Sisters of Charity Leavenworth,
                        MBIA-Insured, 5.125% due 12/1/18               2,531,250
  2,000,000  BBB+  Colorado Springs, CO Airport Revenue,
                       Series A, 7.000% due 1/1/22 (b)                 2,195,000
 60,000,000  AAA   Dawson Ridge, CO Metropolitan District
                     No. 1, Series B, (Escrowed to maturity with
                     Refco Strips), zero coupon due 10/1/22           16,500,000
                   Denver, CO City & County Airport Revenue,
                     Series C:
  3,155,000  BBB+      6.750% due 11/15/22 (b)(c)                      3,427,119
 10,165,000  BBB+      6.125% due 11/15/25 (b)                        10,813,018
  8,160,000  AAA       Escrowed to maturity with U.S. government
                         securities, 6.125% due 11/15/25 (b)(d)        9,302,400
    845,000  AAA       Pre-Refunded-- Escrowed with U.S.
                         government securities to 11/15/02,
                         Call @ 102, 6.750% due 11/15/22 (b)(d)          948,513
--------------------------------------------------------------------------------
                                                                      61,170,938
--------------------------------------------------------------------------------
Connecticut -- 0.3%
  1,200,000  AA    Connecticut State Community Development
                     Authority, Special Obligation, Series A,
                     5.550% due 12/15/15                               1,258,500
--------------------------------------------------------------------------------

                                            See Notes to
                                            Financial Statements.
                                   [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount     Rating(a)            Security                          Value
================================================================================
Florida -- 3.6%
$ 2,480,000  AAA   Florida State Turnpike Authority Revenue
                     Refunding, FGIC-Insured,
                     5.000% due 7/1/16                             $  2,511,000
  5,000,000  BBB-  Martin County, FL IDA, (Indiantown
                     Cogeneration Project), Series A,
                     7.875% due 12/15/25 (b)                          5,756,250
                   Tampa, FL Revenue Bonds:
                     Florida Aquarium Inc. Project:
  2,800,000  NR        7.550% due 5/1/12 (e)                          3,192,000
  2,000,000  NR        7.750% due 5/1/27 (c)                          2,292,500
  1,500,000  AAA     Health Systems, Catholic Health,
                       Series A-1, MBIA-Insured,
                       4.875% due 11/15/18                            1,481,250
--------------------------------------------------------------------------------
                                                                     15,233,000
--------------------------------------------------------------------------------
Hawaii -- 1.0%
  4,010,000  AAA   Hawaii State GO, Series CP, FGIC-Insured,
                     5.000% due 10/1/15                               4,055,112
--------------------------------------------------------------------------------
Illinois -- 1.4%
  2,000,000  Aaa*  Illinois Health Facilities Authority Revenue,
                     Memorial Health Systems, MBIA-Insured,
                     5.250% due 10/1/18 (b)                           2,047,500
  4,000,000  AAA   Illinois State GO, FGIC-Insured,
                     5.250% due 12/1/20                               4,050,000
--------------------------------------------------------------------------------
                                                                      6,097,500
--------------------------------------------------------------------------------
Indiana -- 1.3%
  5,000,000  Aa3*  Indiana Port Commission Revenue Refunding,
                     (Cargill Inc. Project), 6.875% due 5/1/12 (c)    5,468,750
--------------------------------------------------------------------------------
Kansas -- 0.1%
    500,000  A+    Kansas Development Financing Authority,
                     Health Facilities Revenue, Children's Mercy
                     Hospital, Series N, 5.250% due 5/15/18             503,750
--------------------------------------------------------------------------------
Louisiana -- 1.4%
  5,500,000  Aa3*  Saint Martin Parish, LA Industrial Revenue,
                     (Cargill Inc. Project), 6.625% due 10/1/12       5,995,000
--------------------------------------------------------------------------------
Maryland -- 0.7%
 10,000,000  NR    Maryland State Energy Financing
                     Administration, Solid Waste Disposal Revenue,
                     Limited Obligation, (Hagerstown Project),
                     9.000% due 10/15/16 (f)                          3,100,000
--------------------------------------------------------------------------------

                                            See Notes to
                                            Financial Statements.
                                   [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount    Rating(a)             Security                             Value
================================================================================
Massachusetts -- 2.8%
$ 2,000,000  AAA   Massachusetts State Housing Finance
                     Agency, Housing Development, Series B,
                     MBIA-Insured, 5.300% due 12/1/17               $ 2,032,500
 10,000,000  NR    Massachusetts State Industrial Finance
                     Authority, Solid Waste Disposal Revenue,
                     Massachusetts Recycling Association,
                     Series A, 9.000% due 8/1/16 (f)                  3,750,000
                   Massachusetts State Water Resource
                     Authority, MBIA-Insured:
  4,000,000  AAA       Series B, 5.000% due 12/1/25                   3,965,000
  2,000,000  AAA       Series C, 5.250% due 12/1/20                   2,032,500
--------------------------------------------------------------------------------
                                                                     11,780,000
--------------------------------------------------------------------------------
Michigan -- 6.7%
  1,675,000  AA+   Michigan Municipal Bond Authority Revenue,
                     State Revolving Fund, 5.125% due 10/1/20         1,685,469
  1,000,000  AAA   Michigan State Hospital Finance
                     Authority Revenue Refunding, Oakwood
                     Obligation Group, Series A, FSA-Insured,
                     5.000% due 8/15/18                                 992,500
  8,000,000  NR    Michigan State Strategic Fund Resources
                      Recovery, Limited Obligation Revenue,
                      Central Wayne Energy Recovery, Series A,
                      7.000% due 7/1/27 (b)                           8,100,000
 16,375,000  NR    Midland County, MI Education Development
                      Corp., PCR, Limited Obligation, Series B,
                      9.500% due 7/23/09 (b)(c)                      17,705,469
--------------------------------------------------------------------------------
                                                                     28,483,438
--------------------------------------------------------------------------------
Minnesota -- 1.1%
  2,500,000  Aa3*  Duluth, MN Seaway Port Authority, IDA,
                     Dock & Wharf Revenue, (Cargill Inc.
                     Project), 6.800% due 5/1/12                      2,721,875
    525,000  A2*   Minnesota State Higher Education Facilities
                     Authority Revenue, University St. Thomas
                     Education, Series 3, 5.375% due 4/1/18             534,188
  1,250,000  AA+   Minnesota State Housing Financing Agency,
                     Single-Family Mortgage, Series I,
                     5.500% due 1/1/17                                1,289,063
--------------------------------------------------------------------------------
                                                                      4,545,126
--------------------------------------------------------------------------------

                                            See Notes to
                                            Financial Statements.
                                   [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount    Rating(a)          Security                                Value
================================================================================
Missouri -- 0.8%
$ 1,000,000  AAA   Fenton, MO COP, (Capital Improvement
                     Projects), MBIA-Insured,
                     5.125% due 9/1/17                            $  1,015,000
    750,000  A+    Missouri Health & Educational Facilities
                     Authority Revenue, Children's Mercy
                     Hospital, 5.250% due 5/15/18                      752,813
  1,575,000  AAA   St. Louis, MO Board of Education,
                     Missouri Direct Deposit Program,
                     Series B, FGIC-Insured, 5.000% due 4/1/16       1,588,780
--------------------------------------------------------------------------------
                                                                     3,356,593
--------------------------------------------------------------------------------
Montana -- 1.8%
  8,000,000  NR    Montana State Board Investment Resource
                     Recovery, (Yellowstone Energy Project),
                     7.000% due 12/31/19 (b)                         7,740,000
--------------------------------------------------------------------------------
New Jersey -- 2.0%
  5,200,000  A+    Hudson County, NJ Improvement Authority,
                     6.625% due 8/1/25                               5,687,500
  2,830,000  AAA   Middlesex County, NJ COP, MBIA-Insured,
                     5.200% due 6/15/18                              2,911,363
--------------------------------------------------------------------------------
                                                                     8,598,863
--------------------------------------------------------------------------------
New York -- 7.4%
  3,000,000  A-    Long Island Power Authority, NY
                     Electric System Revenue Series A,
                     5.500% due 12/1/29                              3,093,750
  2,000,000  AAA   New York City Transitional Finance
                     Authority Revenue, Future Tax Secured,
                     Series C, FGIC-Insured, 5.000% due 5/1/17       2,015,000
  1,090,000  AAA   New York State Dormitory Authority
                     Lease Revenue, Health Facilities
                     Improvement Program, Series A,
                     FSA-Insured, 5.000% due 5/15/16                 1,155,400
                   New York State Dormitory Authority Revenue:
  1,000,000  AAA     City University Systems, Series A,
                       FGIC-Insured, 5.500% due 7/1/16               1,008,750
  4,000,000  AAA     Mental Health Services Facilities
                       Improvement, Series D, FSA-Insured,
                       5.125% due 8/15/17                            4,050,000
  6,000,000  AAA     Montefiore Medical Center, AMBAC-Insured,
                       5.250% due 2/1/15                             6,187,500

                                            See Notes to
                                            Financial Statements.
                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                   November 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount    Rating(a)            Security                            Value
================================================================================
New York -- 7.4% (continued)
$ 2,000,000  AAA   St. John's University, MBIA-Insured,
                     5.250% due 7/1/25                              $  2,050,000
  5,000,000  A-    State University Educational Facilities,
                     5.000% due 5/15/14                                5,031,250
  1,000,000  AAA   New York State Local Government
                     Assistance Corp. Refunding, Series B,
                     MBIA-Insured, 4.875% due 4/1/20                     981,250
  1,000,000  AAA   New York State Medcare Mental
                     Health Services, FGIC-Insured,
                     5.250% due 2/15/19                                1,017,500
  5,000,000  Aa3*  Triborough Bridge & Tunnel Authority
                     of NY, General Purpose, Series A,
                     5.000% due 1/1/24                                 5,000,000
--------------------------------------------------------------------------------
                                                                      31,590,400
--------------------------------------------------------------------------------
Ohio -- 4.4%
  2,000,000 AAA    Akron, OH Economic Development,
                     MBIA-Insured, 5.000% due 12/1/18                  2,002,500
  1,000,000  AAA   Cleveland-Cuyahoga County, OH Port
                     Authority Revenue, Rock & Roll
                     Hall of Fame, AMBAC-Insured,
                     5.400% due 12/1/15                                1,048,750
  6,360,000  AAA   Cuyahoga County, OH Hospital Revenue
                     Refunding, (Metrohealth System), Series A,
                     MBIA-Insured, 5.125% due 2/15/14                  6,511,050
  2,000,000  AAA   Ohio State Higher Educational Facilities
                     Community Revenue, (Union Dayton
                     Project), AMBAC-Insured,
                     5.350% due 12/1/17                                2,105,000
  1,645,000  AAA   Ohio State Water Development Authority
                     Revenue, Fresh Water, FSA-Insured,
                     5.000% due 6/1/16                                 1,655,281
  5,320,000  AAA   Portage County, OH GO, MBIA-Insured,
                     5.250% due 12/1/17                                5,466,300
--------------------------------------------------------------------------------
                                                                      18,788,881
--------------------------------------------------------------------------------
Pennsylvania -- 3.4%
  1,000,000  AAA   Allegheny County, PA Airport Revenue, Pittsburgh
                     International Airport, Series B, MBIA-Insured,
                     5.000% due 1/1/19                                 1,000,000
  6,000,000  AAA   Altoona, PA City Authority, Water Revenue,
                     FGIC-Insured, 5.000% due 11/1/19                  6,000,000

                                            See Notes to
                                            Financial Statements.
                                   [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount    Rating(a)            Security                             Value
====================================================================================
Pennsylvania -- 3.4% (continued)
$ 2,865,000  Aaa*      Delaware County, PA Authority Revenue,
                         Villanova University, Series A,
                         MBIA-Insured, 5.000% due 12/1/18               $  2,875,744
  3,500,000  AAA       Montgomery County, PA Higher Education &
                         Health Authority Revenue, Holy Redeemer
                         Health, Series A, AMBAC-Insured,
                         5.250% due 10/1/17                                3,583,125
  1,000,000  AAA       Pittsburgh, PA Water & Sewer Authority
                         Revenue, Series C, FSA-Insured,
                         5.000% due 9/1/17                                 1,006,250
------------------------------------------------------------------------------------
                                                                          14,465,119
------------------------------------------------------------------------------------
Puerto Rico -- 0.5%
  2,000,000  AAA       Puerto Rico Commonwealth Infrastructure
                         Financing Authority, AMBAC-Insured,
                         5.000% due 7/1/16                                 2,030,000
------------------------------------------------------------------------------------
South Carolina -- 1.7%
  4,000,000  AAA       Lexington County, SC Health Services District
                         Inc., Hospital Revenue Refunding &
                         Improvement, FSA-Insured,
                         5.250% due 11/1/17                                4,110,000
  2,000,000  A3*       Myrtle Beach, SC COP, Myrtle Beach
                         Convention Center, (Pre-Refunded --
                         Escrowed with U.S. government securities
                         to 7/1/02, Call @ 102), 6.875% due 7/1/07 (d)     2,242,500
  1,140,000  AAA       Piedmont, SC Municipal Power Agency,
                         Electric Revenue Refunding, Series A,
                         MBIA-Insured, 4.875% due 1/1/16                   1,132,875
------------------------------------------------------------------------------------
                                                                           7,485,375
------------------------------------------------------------------------------------
Tennessee -- 0.3%
  1,150,000  NR        Hardeman County, TN Correctional
                         Facilities Corp., 7.750% due 8/1/17               1,282,250
------------------------------------------------------------------------------------
Texas -- 16.0%
  3,990,000  Aaa*      Azle, TX ISD, GO, PSFG, Series C,
                         5.000% due 2/15/22                                3,980,025
  2,000,000  AAA       Bexar County, TX Health Facilities
                         Development Corp. Revenue,
                         Baptist Health Systems, Series A,
                         MBIA-Insured, 5.250% due 11/15/27                 2,030,000

                                            See Notes to
                                            Financial Statements.
                                   [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount    Rating(a)            Security                             Value
================================================================================
Texas -- 16.0% (continued)
                   Brazos River Authority:
$ 7,500,000  AAA     Houston Industrial Income Project,
                       Series A, 5.125% due 5/1/19                  $  7,565,625
  4,000,000  BBB     PCR, Utilities Electric Co., Series C,
                       5.550% due 6/1/30 (b)                           3,925,000
  2,000,000  AAA   Brownsville, TX Utility Systems Revenue,
                     AMBAC-Insured, 5.250% due 9/1/20                  2,035,000
                   Burleson, TX ISD, GO, PSFG:
  1,160,000  Aaa*    6.750% due 8/1/24                                 1,313,700
  2,840,000  AAA     Pre-Refunded-- Escrowed with
                      U.S. government securities to 8/1/06,
                      Call @ 100, 6.750% due 8/1/24 (d)                3,340,550
  2,960,000  AA-   Fort Worth, TX Higher Education
                     Financing Corp. Revenue, Texas
                     Christian University Project,
                     5.000% due 3/15/14                                2,997,000
  1,000,000  AA    Harris County, TX Health Facilities
                     Development Corp. Revenue,
                     School Health Care Systems, Series B,
                     5.750% due 7/1/27                                 1,055,000
                   Harris County, TX Toll Road GO:
  8,000,000  AAA     Sr. Lien, FGIC-Insured, 5.375% due 8/15/20        8,220,000
  5,185,000  AA      Sub. Lien, 5.125% due 8/15/16                     5,269,255
  2,670,000  AAA   Manor, TX ISD, GO, Refunding, PSFG,
                     5.000% due 8/1/17                                 2,683,350
  2,000,000  AAA   Nueces River Authority, Texas Water Supply
                     Facilities, FSA-Insured, 5.500% due 3/1/27        2,110,000
  2,975,000  AAA   Springtown, TX ISD, GO, Refunding, PSFG,
                     5.000% due 2/15/18                                2,982,438
                   Texas Water Development Board Revenue,
                    State Revolving Fund, Sr. Lien, Series B:
  3,000,000  AAA       5.000% due 7/15/14                              3,041,250
  1,000,000  AAA       5.000% due 7/15/15                              1,007,500
  5,000,000  AAA       5.000% due 7/15/16                              5,018,750
  8,000,000  AAA       5.000% due 7/15/19                              7,950,000
  1,520,000  AAA   West Texas Municipal Power Agency Revenue,
                      MBIA-Insured, 5.000% due 2/15/15                 1,525,700
--------------------------------------------------------------------------------
                                                                      68,050,143
--------------------------------------------------------------------------------

                                            See Notes to
                                            Financial Statements.
                                   [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount    Rating(a)            Security                             Value
================================================================================
Utah -- 1.2%
                   Intermountain Power Agency, Utah Power
                     Supply Revenue:
$ 1,000,000  AAA      Series A, MBIA-Insured,
                        5.250% due 7/1/15                           $  1,028,750
  4,000,000  A+       Series D, 5.000% due 7/1/21                      3,945,000
--------------------------------------------------------------------------------
                                                                       4,973,750
--------------------------------------------------------------------------------
Virginia -- 3.9%
  4,700,000  A2*   Harrisonburg, VA Redevelopment &
                      Housing Authority, (Jail & Courthouse
                      Project), Public Facilities Lease Revenue,
                      6.500% due 9/1/14                                5,046,625
                   Virginia College Building Authority,
                     Virginia Educational Facilities Revenue,
                     21st Century College Program:
  3,590,000  AA        5.250% due 8/1/13                               3,760,525
  3,805,000  AA        5.250% due 8/1/14                               3,966,713
                   Virginia State HDA, Multi-Family Housing:
  1,655,000  AA+     Series D, 6.250% due 1/1/15                       1,766,713
  1,235,000  AAA     Series H, AMBAC-Insured,
                       6.300% due 11/1/15                              1,335,344
    600,000  AA+     Series K, 5.800% due 11/1/10                        648,000
--------------------------------------------------------------------------------
                                                                      16,523,920
--------------------------------------------------------------------------------
Virgin Islands -- 0.2%
  1,000,000  BBB-  Virgin Islands, PFA, Sr. Lien, Series A,
                     5.500% due 10/1/22                                1,012,500
--------------------------------------------------------------------------------
Washington -- 7.4%
                   Chelan County, WA GO, Public Utilities,
                     District No. 1, Columbus River Rock,
                     MBIA-Insured:
                       Series A:
 20,685,000  AAA         Zero coupon due 6/1/21                        6,645,056
 22,685,000  AAA         Zero coupon due 6/1/22                        6,918,925
  4,750,000  AA        Series B, Remarketed 7/1/92, Mandatory
                         put 7/1/19, 6.750% due 7/1/62 (b)(c)          5,064,688
 10,060,000  AA-   Washington State Health Care Facilities
                     Authority Revenue, Sisters of Providence
                     Hospital, (Pre-Refunded -- Escrowed with
                     U.S. government securities to 10/1/99,
                     Call @ 102), 7.875% due 10/1/10 (c)(d)           10,568,130

                                            See Notes to
                                            Financial Statements.
                                   [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                   November 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount    Rating(a)            Security                          Value
================================================================================
Washington -- 7.4% (continued)
$ 2,000,000  AAA   Washington State Public Power Supply
                     System, (Project Number 2), Series A,
                     FSA-Insured, 5.125% due 7/1/11                 $  2,082,500
--------------------------------------------------------------------------------
                                                                      31,279,299
--------------------------------------------------------------------------------
West Virginia -- 1.1%
                   Marion County, WV Community Solid
                       Waste Disposal Facilities Revenue,
                       Adirodnack Recycling:
  4,646,856  NR         Series A, 8.000% due 12/1/25 (b)               4,182,170
    653,688  NR         Series B, 10.000% due 12/1/25 (b)                588,319
--------------------------------------------------------------------------------
                                                                       4,770,489
--------------------------------------------------------------------------------
Wisconsin -- 2.0%
  4,070,000  AA    Wisconsin State GO, Series B,
                     6.600% due 1/1/22 (b)                             4,370,163
                   Wisconsin State Health & Educational
                     Facilities Authority Revenue, MBIA-Insured:
  3,000,000  AAA       Aurora Health Care Inc.,
                         5.250% due 8/15/17                            3,060,000
  1,000,000  AAA       The Medical College of Wisconsin Inc.
                         Project, 5.400% due 12/1/16                   1,042,500
--------------------------------------------------------------------------------
                                                                       8,472,663
--------------------------------------------------------------------------------
                   TOTAL MUNICIPAL BONDS AND NOTES
                   (COST -- $409,405,588**)                         $425,170,258
================================================================================
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Security segregated by Custodian for open purchase commitments. (d)
(d) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity by U.S. government securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
(e)  Security partially segregated by Custodian for futures contracts commitments.
(f) Security is in default.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 16 and 17 for definition of ratings and certain security descriptions.

                                            See Notes to
                                            Financial Statements.
                                   [GRAPHIC]

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings
                          November 30, 1998 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         Percentage of
Moody's           and/or       Standard & Poor's       Total Investments
--------------------------------------------------------------------------------

  Aaa                               AAA                      55.1%
  Aa                                AA                       17.3
   A                                 A                        7.9
  Baa                               BBB                       7.5
  NR                                NR                       12.2
                                                            -----
                                                            100.0%
                                                            =====
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                                  Bond Ratings
                                   (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      --Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA       --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A        --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB      --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa      --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       --Bonds rated "Aa" are judged to be of high quality by all standards.
           Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A        --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa      --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR       --Indicates that the bond is not rated by Standard & Poor's or Moody's.

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                           Short-Term Security Ratings
                                   (unaudited)
--------------------------------------------------------------------------------

SP-1       --Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1        --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1     --Moody's highest rating for issues having a demand feature -- VRDO.
P-1        --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
                              Security Descriptions
                                   (unaudited)
--------------------------------------------------------------------------------

ABAG    --Association of Bay Area                    HDA     --Housing Development Authority
          Governments                                HFA     --Housing Finance Authority
AIG     --American International Guaranty            IDA     --Industrial Development
AMBAC   --AMBAC Indemnity Corporation                          Authority
BAN     --Bond Anticipation Notes                    IDB     --Industrial Development Board
BIG     --Bond Investors Guaranty                    IDR     --Industrial Development Revenue
CDA     --Community Development                      INFLOS  --Inverse Floaters
          Administration                             ISD     --Independent School District
CGIC    --Capital Guaranty Insurance                 LOC     --Letter of Credit
          Company                                    MBIA    --Municipal Bond Investors
CHFCLI  --California Health Facility                           Assurance Corporation
          Construction Loan Insurance                MVRICS  --Municipal Variable Rate Inverse
COP     --Certificate of Participation                         Coupon Security
EDA     --Economic Development                       PCR     --Pollution Control Revenue
          Authority                                  PFA     --Public Finance Authority
ETM     --Escrowed To Maturity                       PSFG    --Permanent School Fund
FAIRS   --Floating Adjustable Interest Rate                    Guaranty
          Securities                                 RAN     --Revenue Anticipation Notes
FGIC    --Financial Guaranty Insurance               RIBS    --Residual Interest Bonds
          Company                                    RITES   --Residual Interest Tax-Exempt
FHA     --Federal Housing Administration                       Securities
FHLMC   --Federal Home Loan Mortgage                 TAN     --Tax Anticipation Notes
          Corporation                                TECP    --Tax Exempt Commercial Paper
FNMA    --Federal National Mortgage                  TOB     --Tender Option Bonds
          Association                                TRAN    --Tax and Revenue Anticipation
FRTC    --Floating Rate Trust Certificates                     Notes
FSA     --Federal Savings Association                SYCC    --Structured Yield Curve
GIC     --Guaranteed Investment Contract                       Certificate
GNMA    --Government National Mortgage               VAN     --Veterans Administration
          Association                                VRDD    --Variable Rate Daily Demand
GO      --General Obligation                         VRWE    --Variable Rate Wednesday
HDC     --Housing Development                                  Demand
          Corporation

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                       Statement of Assets and Liabilities
                                   (unaudited)
--------------------------------------------------------------------------------

                                                               November 30, 1998
================================================================================
ASSETS:
  Investments, at value (Cost-- $409,405,588)                      $ 425,170,258
  Interest receivable                                                  6,935,276
--------------------------------------------------------------------------------
  Total Assets                                                       432,105,534
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                      692,077
  Payable to bank                                                        430,623
  Investment advisory fees payable                                       235,559
  Payable to broker - variation margin                                   125,000
  Administration fees payable                                             18,576
  Accrued expenses                                                       135,298
--------------------------------------------------------------------------------
  Total Liabilities                                                    1,637,133
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 430,468,401
================================================================================

NET ASSETS:
  Par value of capital shares                                      $      34,607
  Capital paid in excess of par value                                413,576,918
  Overdistributed net investment income                                (324,004)
  Accumulated net realized gain on security transactions               1,524,179
  Net unrealized appreciation of investments and futures contracts    15,656,701
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $12.44 a share on 34,606,944 shares of $0.001
    par value outstanding: 500,000,000 shares authorized)          $ 430,468,401
================================================================================

                                            See Notes to
                                            Financial Statements.
                                   [GRAPHIC]

--------------------------------------------------------------------------------
                             Statement of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                     Six Months
                                                                        Ended
                                                                      11/30/98
================================================================================
INVESTMENT INCOME:
  Interest                                                          $12,556,574
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                                   1,524,660
  Administration fees (Note 3)                                          435,617
  Shareholder communications                                            129,106
  Audit and legal                                                        35,633
  Registration fees                                                      20,935
  Shareholder and system servicing fees                                  11,764
  Directors' fees                                                        11,751
  Pricing service fees                                                   10,704
  Custody                                                                 9,705
  Other                                                                   9,348
--------------------------------------------------------------------------------
  Total Expenses                                                      2,199,223
  Less: Investment advisory and administration fee waivers (Note 3)    (258,514)
--------------------------------------------------------------------------------
  Net Expenses                                                        1,940,709
--------------------------------------------------------------------------------
Net Investment Income                                                10,615,865
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FUTURES CONTRACTS (NOTES 4 AND 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              31,056,920
    Cost of securities sold                                          30,357,255
--------------------------------------------------------------------------------
  Net Realized Gain                                                     699,665
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  of Investments and Futures Contracts:
    Beginning of period                                              14,515,623
    End of period                                                    15,656,701
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                             1,141,078
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                         1,840,743
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $12,456,608
================================================================================

                                            See Notes to
                                            Financial Statements.
                                   [GRAPHIC]

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     Six Months        Year
                                                   Ended 11/30/98     Ended
                                                     (unaudited)      5/31/98
================================================================================
OPERATIONS:
  Net investment income                         $  10,615,865     $  18,508,971
  Net realized gain                                   699,665         7,547,057
  Increase in net unrealized appreciation           1,141,078        21,394,525
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations           12,456,608        47,450,553
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                           (10,139,834)      (20,844,655)
  Net realized gains                                     --         (10,411,885)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                 (10,139,834)      (31,256,540)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net asset value of shares issued
    for reinvestment of dividends                        --             671,821
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                              --             671,821
--------------------------------------------------------------------------------
Increase in Net Assets                              2,316,774        16,865,834
NET ASSETS:
  Beginning of period                             428,151,627       411,285,793
--------------------------------------------------------------------------------
  End of period(*)                              $ 430,468,401     $ 428,151,627
================================================================================
*Includes overdistributed net
   investment income of:                        $    (324,004)    $    (800,035)
================================================================================

                                             See Notes to
                                             Financial Statements.
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                   (unaudited)
--------------------------------------------------------------------------------

    1. Significant Accounting Policies

    Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

    The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

    2. Exempt-Interest Dividends and Other Distributions

    The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

    Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                        Notes to Financial Statements
                            (unaudited) (continued)
--------------------------------------------------------------------------------

     3. Investment Advisory Agreement, Administration Agreement and Other Transactions

     Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the six months ended November 30, 1998, MMC waived $201,066 of its investment advisory fee.

    MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly. For the six months ended November 30, 1998, MMC waived $57,448 of its administration fee.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

     4. Investments

     For the six months ended November 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $23,330,156
--------------------------------------------------------------------------------
Sales                                                                31,056,920
================================================================================

    At November 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 29,539,461
Gross unrealized depreciation                                       (13,774,791)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 15,764,670
================================================================================

    5. Futures Contracts

    Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                             (unaudited) (continued)
--------------------------------------------------------------------------------

day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

     The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At November 30, 1998, the Fund had the following open futures contracts:

                         Expiration    # of      Basis       Market   Unrealized
                         Month/Year  Contracts   Value       Value       Loss
==================================================================================
Futures contracts to sell:
U.S. Government
  Long Bond Index         12/98         100   $12,876,406  $12,984,375  $(107,969)
==================================================================================

    6. Capital Shares

    Capital stock transactions were as follows:

                                       Six Months Ended        Year Ended
                                      November 30, 1998       May 31, 1998
                                     ------------------    ------------------
                                     Shares     Amount     Shares     Amount
================================================================================
Shares issued on reinvestment          --         --       54,539    $671,821
================================================================================

     7. Securities Traded on a When-Issued Basis

     In a when-issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At November 30, 1998, the Fund did not hold any when-issued securities.

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended May 31, except where noted:

                                 1998(1)        1998        1997        1996        1995        1994
======================================================================================================
Net Asset Value,
  Beginning of Period            $12.37        $11.90      $12.11      $12.55      $12.26      $13.00
------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(2)         0.31          0.54        0.67        0.67        0.72        0.67
  Net realized and
    unrealized gain (loss)         0.05          0.83        0.08       (0.35)       0.49       (0.23)
------------------------------------------------------------------------------------------------------
Total Income
  From Operations                  0.36          1.37        0.75        0.32        1.21        0.44
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.29)        (0.61)      (0.66)      (0.75)      (0.67)      (0.67)
  Net realized gains               --           (0.29)      (0.30)      (0.01)      (0.25)      (0.51)
------------------------------------------------------------------------------------------------------
Total Distributions               (0.29)        (0.90)      (0.96)      (0.76)      (0.92)      (1.18)
------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                  $12.44        $12.37      $11.90      $12.11      $12.55      $12.26
------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value*           9.61%++       2.08%       7.89%       8.26%       8.40%       2.98%
------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value*                 3.20%++      12.14%       6.59%       2.79%      10.96%       3.45%
------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)         $430          $428        $411        $418        $433        $423
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                      0.90%+        0.99%       1.00%       1.00%       1.02%       1.00%
  Net investment income            4.93+         4.35        5.56        5.35        5.97        5.15
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate               5%           87%        113%         45%         93%         72%
------------------------------------------------------------------------------------------------------
Market Value, End of Period     $11.750       $11.000    $11.625      $11.690     $11.500     $11.500
======================================================================================================

(1) For the six months ended November 30, 1998 (unaudited).
(2) The investment advisor and administrator waived a portion of their fees for the six months ended November 30, 1998. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the annualized ratio of expenses to average net assets would have been 1.02%.
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                         Quarterly Results of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                       Net Realized and               Net Increase
                                                         Unrealized                  (Decrease) in
                  Investment        Net Investment      Gain (Loss) on              Net Assets From
                    Income             Income            Investments                  Operations
               -----------------------------------------------------------------------------------------
                            Per                 Per                  Per                         Per
Quarter Ended   Total      Share      Total    Share        Total   Share            Total      Share
========================================================================================================
August 31,
  1996        $7,112,514   $0.21    $6,061,372   $0.18   $(2,945,507)   $(0.09)   $ 3,115,865    $ 0.09
November 30,
  1996         6,873,415    0.20     5,826,055    0.17    17,188,697      0.50     23,014,752      0.67
February 28,
  1997         6,706,752    0.19     5,680,888    0.16    (9,381,274)    (0.27)    (3,700,386)    (0.11)
May 31,
  1997         6,582,277    0.19     5,562,885    0.16    (2,308,892)    (0.06)     3,253,993      0.10
August 31,
  1997         5,809,421    0.17     4,751,757    0.14    11,642,588      0.34     16,394,345      0.48
November 30,
  1997         5,571,655    0.16     4,540,883    0.13     9,907,664      0.29     14,448,547      0.42
February 28,
  1998         5,677,656    0.16     4,609,822    0.13     7,399,266      0.21     12,009,088      0.34
May 31,
  1998         5,679,780    0.16     4,606,509    0.13        (7,936)    (0.00)     4,598,573      0.13
August 31,
  1998         6,731,153    0.19     5,618,898    0.16     2,807,927      0.09      8,426,825      0.25
November 30,
  1998         5,825,421    0.17     4,996,967    0.15      (967,184)    (0.04)     4,029,783      0.11
========================================================================================================

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                                 Financial Data
                                   (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                               NYSE          Net                      Dividend
  Record       Payable       Closing        Asset       Dividend    Reinvestment
   Date         Date          Price+        Value+        Paid         Price
================================================================================
  6/25/96      6/28/96       $11.500       $12.05        $0.060       $11.49
  7/23/96      7/26/96        11.875        12.05         0.060        11.87
  8/27/96      8/30/96        11.688        12.12         0.060        11.72
  9/24/96      9/27/96        11.625        12.13         0.060        11.64
 10/22/96     10/25/96        11.625        12.23         0.060        11.57
 11/25/96     11/29/96        11.500        12.44         0.060        11.57
 12/23/96*    12/27/96        11.375        12.12         0.295        11.73
  1/28/97      1/31/97        11.625        11.88         0.060        11.75
  2/25/97      2/28/97        11.750        12.07         0.060        11.78
  3/24/97      3/27/97        11.500        11.73         0.060        11.53
  4/22/97      4/25/97        11.563        11.60         0.060        11.57
  5/27/97      5/30/97        11.375        11.82         0.060        11.68
  6/24/97      6/27/97        11.750        12.06         0.060        11.98
  7/22/97      7/25/97        12.000        12.43         0.060        12.08
  8/26/97      8/29/97        11.750        12.17         0.060        11.83
  9/23/97      9/26/97        11.750        12.30         0.056        11.91
 10/28/97     10/31/97        11.375        12.33         0.056        11.60
 11/24/97     11/28/97        11.563        12.41         0.056        11.64
 12/22/97*    12/26/97        11.625        12.39         0.294        12.24
  1/27/98      1/30/98        11.938        12.41         0.056        12.04
  2/24/98      2/27/98        11.938        12.39         0.056        11.60
  3/24/98      3/27/98        11.125        12.36         0.050        11.34
  4/21/98      4/24/98        11.187        12.23         0.050        11.10
  5/26/98      5/29/98        10.875        12.34         0.050        11.15
  6/23/98      6/26/98        11.000        12.32         0.050        11.10
  7/28/98      7/31/98        10.875        12.30         0.048        10.84
  8/25/98      8/28/98        10.875        12.41         0.048        11.05
  9/22/98      9/25/98        11.375        12.48         0.049        11.57
 10/27/98     10/30/98        11.437        12.44         0.049        11.58
 11/23/98     11/27/98        11.750        12.42         0.049        11.59
================================================================================
+ As of record date.
* Capital gain distribution.

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                     Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

     The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

     If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price a t which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such

                                    [GRAPHIC]

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
--------------------------------------------------------------------------------

purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the plan should be directed by mail to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

                          --------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                    [GRAPHIC]

                               Managed Municipals
                                 Portfolio Inc.

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman
Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser and
Administrator

Mutual Management Corp.
388 Greenwich Street
New York, New York 10013


Transfer Agent

First Data Investor Services
 Group, Inc.
P.O. Box 8030
Boston, Massachusetts 02266

Custodian

PNC Bank, N.A.
17th & Chestnut Streets
Philadelphia, Pennsylvania 19103

         This report is only intended for shareholders of the Managed
                           Municipals Portfolio Inc.
                            It is not a Prospectus,
              circular or representation intended for use in the
               purchase or sale of shares of the Fund or of any
                      securities mentioned in the report.
                                  FD0837 1/99